EXHIBIT 10.10

INDEMNIFICATION AGREEMENT

This Indemnification Agreement ("Agreement") is made effective as of ________, 2006, and is entered into by and between SONOMAWEST HOLDINGS, INC., a Delaware corporation (the "Company"), and ____________________________________ ("Indemnitee").

RECITALS

A.    The Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

B.    The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

C.    Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection.

D.    The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

AGREEMENT

NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

1.    INDEMNIFICATION.

(a)    Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) (other than a proceeding by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees, disbursements and retainers, accounting and witness fees, travel and disposition costs, expenses of investigations, judicial or administrative proceedings or appeals), judgments, fines, penalties, excise taxes under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such proceeding unless the Company shall establish, in accordance with the procedures described in Section 2(c) of this Agreement, that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (i) Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal proceeding, Indemnitee had no reasonable cause to believe that Indemnitee's conduct was unlawful.

(b)    Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including, without limitation, attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee, in connection with the defense or settlement of such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, except that no indemnification shall be made in respect of any proceeding, claim, issue or matter as to which Indemnitee shall have been finally adjudicated by court order or judgment to be liable to the Company in the performance of Indemnitee's duty to the Company and its stockholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

2.    Expenses: Indemnification Procedure.

(a)    Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding referenced in Section 1(a) or (b) hereof (but not amounts actually paid in settlement of any such proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company and documentation reasonably evidencing the expenses for which reimbursement is requested. The parties agree that for the purposes of any expense advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all expenses included in such expense advance that are certified in good faith by affidavit of Indemnitee’s counsel as being reasonable shall be presumed conclusively to be reasonable.

(b)    Notice. Indemnitee shall give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. The omission to so notify the Company will not relieve the Company from any liability which it may have under this Agreement or otherwise. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

(c)    Procedure; Determination of Right to Indemnification.

(i)    Any indemnification provided for in Section 1 and this Section 2 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee, accompanied by substantiating documentation, unless a determination is made within such 45-day period by (i) the Board of Directors by a majority vote of a quorum consisting of directors who are or were not parties such proceeding, or (ii) independent legal counsel in a written opinion (which counsel shall be appointed if such quorum is not obtainable), that Indemnitee has not met the relevant standards for indemnification set forth herein. If a claim under this Agreement, under any statute, or under any provision of the Company's certificate of incorporation or By-laws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including, without limitation, attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense by clear and convincing evidence shall be on the Company.

(ii)    It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be resolved as provided in subparagraph (iv) below, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

(iii)    To the extent that the Indemnitee has been successful on the merits in defense of any proceeding referred to in Section 1(a) or 1(b) above or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses actually and reasonably incurred by Indemnitee in connection therewith.

(iv)    In the event that subparagraph (iii) above is inapplicable, or does not apply to the entire proceeding, the Company shall nonetheless indemnify the Indemnitee (unless applicable law expressly requires a different procedure) unless the Company shall prove by clear and convincing evidence to the forum selected as provided in subparagraph (v) below that the Indemnitee has not met the applicable standard of conduct required to entitle the Indemnitee to such indemnification.

(v)    The Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under subparagraph (iv) above that the Indemnitee is not entitled to indemnification will be heard from among the following, except that the Indemnitee can select a forum consisting of the stockholders of the Company only with the approval of the Company:

(A)    a quorum consisting of directors who are not parties to the proceeding for which indemnification is being sought;

(B)    independent legal counsel, which shall render a conclusion in a written legal opinion;

(C)    the stockholders of the Company; or

(D)    the court having jurisdiction of the subject matter of the proceeding and the parties.

For purposes of the above, “independent legal counsel” shall mean a reputable law firm with experience in the general subject matter of this Agreement, or a member of such a firm, mutually agreed upon by the Company and Indemnitee, that neither is presently nor in the past three (3) years has been retained to represent: (i) the Company or any of its subsidiaries or affiliates, or Indemnitee or any corporation or which Indemnitee was or is a director, officer, employee or agent, or any subsidiary or affiliate of such a corporation, in any material matter, or (ii) any other party to the claim giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “independent legal counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s right to indemnification under this Agreement. As soon as practicable, and in no event later than thirty (30) days after the forum has been selected pursuant to this subparagraph (v), the Company shall, at its own expense, submit to the selected forum its claim that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim. If the forum selected in accordance with this subparagraph (v) is independent legal counsel, the Company agrees to pay the reasonable fees of the independent legal counsel and to indemnify fully such counsel against any and all expenses (including legal fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. If the forum selected in accordance with this subparagraph (v) is not a court, then after the final decision of such forum is rendered, the Company or Indemnitee shall have the right to apply to a court with jurisdiction over the parties and subject matter, or the court in which the proceeding giving rise to the Indemnitee’s claim for indemnification is or was pending, for the purpose of appealing the decision of such forum, provided that such right is exercised within sixty (60) days after the final decision of such forum is rendered. If the forum selected in accordance with this subparagraph is a court, then the rights of the Company or Indemnitee to appeal any decision of such court shall be governed by the applicable laws and rules governing appeals of the decision of such court. Notwithstanding any other provision in this Agreement, the Company shall indemnify the Indemnitee against all expenses reasonably incurred by Indemnitee in connection with any hearing or proceeding under this subparagraph (v) involving Indemnitee and against all expenses reasonably incurred by Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the material claims and/or defenses of Indemnitee in any such proceeding was frivolous or not made in good faith.

(d)    Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable actions to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(e)    Selection of Counsel. If the Company shall be obligated under Section 2(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel selected by the Company and approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ Indemnitee’s counsel in any such proceeding at Indemnitee's expense; (ii) Indemnitee shall have the right to employ Indemnitee’s own counsel in connection with any such proceeding, upon the Company’s approval at the expense of the Company if such counsel serves only in a review, observer, advice and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding; and (iii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be liable to indemnify Indemnitee or advance expenses to Indemnitee under this Agreement for any amounts paid in settlement of any proceeding effected by Indemnitee without the Company’s written consent, which consent shall not be unreasonably withheld, unless Indemnitee receives court approval for such settlement or other disposition where the Company had the opportunity to oppose Indemnitee's request for such court approval. The Company shall be permitted to settle any proceeding except that it shall not settle any proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Company nor Indemnitee shall unreasonably withhold its consent to any proposed settlement.

(f)    Cooperation. If the Company assumes the defense of any claim for which indemnification is sought under this Agreement, Indemnitee shall furnish such information regarding Indemnitee, or the proceeding in question, as the Company may reasonably request and as may be required in connection with the defense or settlement of such proceeding, and shall cooperate fully with the Company in every other respect.

3.    ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

(a)    Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation or Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors, an officer or other corporate agent, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors, an officer or other corporate agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

(b)    Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any covered proceeding. If Indemnitee was a party to a written indemnification agreement with the Company’s predecessor entity, a California corporation, then this Agreement, rather than the prior agreement, shall govern with respect to any matters arising after the date of this Agreement.

4.    Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines, penalties or ERISA excise taxes actually or reasonably incurred by either in the investigation, defense, appeal or settlement of any civil or criminal proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify each of Indemnitee for the portion of such expenses, judgments, fines, penalties or ERISA excise taxes to which Indemnitee is entitled.

5.    Mutual Acknowledgement. The Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers and agents under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

6.    Directors’ and Officers’ Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

7.    Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. Each provision of this Agreement, including without limitation, provisions within a single sentence or clause therein, shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

8.    Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a)    Unlawful Indemnification. To indemnify Indemnitee for any acts or omissions or transactions from which a court having jurisdiction in the matter shall determine that Indemnitee may not be relieved of liability under Delaware or any other applicable state or federal law. In this respect, the Company and the Indemnitee have been advised that the Securities and Exchange Commission takes the position that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication.

(b)    Claims Initiated by Indemnitee. To indemnify or to advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

(c)    Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee, as the case may be, in such proceeding was not made in good faith or was frivolous; or

(d)    No Duplication of Payments. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, without limitation, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent that Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company’s certificate of incorporation, bylaws or otherwise) of the amounts otherwise payable hereunder; or

(e)    Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute or similar provisions of any federal, state or local law.

9.    Construction of Certain Phrases.

(a)    For purposes of this Agreement, references to the "Company" shall include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(b)    For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

10.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

11.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including, in the case of the Company, any successor by merger or similar transaction), and shall inure to the benefit of Indemnitee and Indemnitee's estate, and each of Indemnitee’s heirs, legal representatives and assigns.

12.    Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action, a court of competent jurisdiction makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Indemnitee in defense of such action (including, without limitation, with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

13.    Notice. All notices, requests, demands and other communications under this Agreement shall be in writing, shall be effective upon receipt, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered air mail, or by facsimile transmission. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

14.    Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware or California for all purposes in connection with any proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware or California.

15.    Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

16.    Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

17.    Continuation of Indemnification. All agreements and obligations of the Company contained herein shall continue during the period that Indemnitee is a director, officer or agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

18.    Amendment and Termination. Subject to Section 17, no amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

19.    Agreement to Serve. Indemnitee agrees to continue to serve as a director of the Company and/or the Company’s subsidiaries, as the case may be, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or any subsidiary of the Company or until such time as Indemnitee tenders Indemnitee’s resignation in writing. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment or service as a director.

20.    Subject Matter and Parties. The intended purpose of this Agreement is to provide for indemnification and advancement of expenses, and this Agreement is not intended to affect any other aspect of any relationship between the Indemnitee and the Company and is not intended to and shall not create any rights in any person as a third party beneficiary hereunder.

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IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

SONOMAWEST HOLDINGS, INC.

By:

Title:

Address:   2064 Highway 116 North
                   Sebastopol, CA 95472

AGREED TO AND ACCEPTED:

INDEMNITEE:

(Signature)

(Name)

(Address)